INVESTOR FINANCIAL SUPPLEMENT
September 30, 2024

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 23, 2024
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company ratings are on positive outlook at Standard and Poor's and Moody's and on stable outlook at A.M. Best
- Hartford Life and Accident Insurance Company ratings are on positive outlook at Standard and Poor's and on stable outlook at A.M. Best and Moody’s
Internet address:	- Navigators Insurance Company ratings are on positive outlook at Standard and Poor's and on stable outlook at A.M. Best
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on positive outlook at A.M. Best, Standard and Poor’s and Moody’s

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
HIGHLIGHTS
Net income	$767	$738	$753	$771	$651	$547	$535	$2,258	$1,733
Net income available to common stockholders [1]	$761	$733	$748	$766	$645	$542	$530	$2,242	$1,717
Core earnings*	$752	$750	$709	$935	$708	$588	$536	$2,211	$1,832
Total revenues	$6,751	$6,486	$6,419	$6,400	$6,168	$6,049	$5,910	$19,656	$18,127
Total assets	$81,219	$79,046	$77,710	$76,780	$74,516	$73,895	$74,249
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$2.60	$2.48	$2.51	$2.55	$2.12	$1.75	$1.69	$7.59	$5.55
Core earnings*	$2.57	$2.54	$2.38	$3.11	$2.32	$1.90	$1.71	$7.48	$5.92
Diluted earnings per common share
Net income available to common stockholders	$2.56	$2.44	$2.47	$2.51	$2.09	$1.73	$1.66	$7.47	$5.48
Core earnings*	$2.53	$2.50	$2.34	$3.06	$2.29	$1.88	$1.68	$7.37	$5.84
Weighted average common shares outstanding (basic)	292.6	295.5	298.1	300.3	304.6	309.4	314.0	295.4	309.3
Dilutive effect of stock compensation	4.9	4.4	4.5	4.8	4.4	3.9	4.6	4.6	4.3
Weighted average common shares outstanding and dilutive potential common shares (diluted)	297.5	299.9	302.6	305.1	309.0	313.3	318.6	300.0	313.6
Common shares outstanding	290.8	294.0	296.8	298.5	302.4	307.1	311.8
Book value per common share	$57.34	$52.20	$50.99	$50.23	$44.13	$45.00	$44.92
Per common share impact of accumulated other comprehensive income [2]	6.89	10.43	10.10	9.54	13.82	11.47	10.44
Book value per common share (excluding AOCI)*	$64.23	$62.63	$61.09	$59.77	$57.95	$56.47	$55.36
Book value per diluted share	$56.39	$51.43	$50.23	$49.43	$43.50	$44.43	$44.27
Per diluted share impact of AOCI	6.78	10.28	9.95	9.40	13.62	11.33	10.28
Book value per diluted share (excluding AOCI)*	$63.17	$61.71	$60.18	$58.83	$57.12	$55.76	$54.55
Common shares outstanding and dilutive potential common shares	295.7	298.4	301.3	303.3	306.8	311.0	316.4
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	20.0%	19.8%	18.5%	17.5%	17.7%	14.4%	12.8%
Core earnings ROE*	17.4%	17.4%	16.6%	15.8%	14.9%	13.6%	14.3%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Earned premiums	$5,734	$5,578	$5,446	$5,433	$5,310	$5,220	$5,063	$16,758	$15,593
Fee income	347	339	333	323	330	328	319	1,019	977
Net investment income	659	602	593	653	597	540	515	1,854	1,652
Net realized gains (losses)	(13)	(59)	28	(27)	(90)	(64)	(7)	(44)	(161)
Other revenues	24	26	19	18	21	25	20	69	66
Total revenues	6,751	6,486	6,419	6,400	6,168	6,049	5,910	19,656	18,127
Benefits, losses and loss adjustment expenses	3,823	3,661	3,611	3,633	3,543	3,580	3,482	11,095	10,605
Amortization of deferred policy acquisition costs ("DAC")	585	561	545	534	517	502	491	1,691	1,510
Insurance operating costs and other expenses	1,323	1,285	1,283	1,214	1,226	1,225	1,216	3,891	3,667
Interest expense	49	50	50	49	50	50	50	149	150
Amortization of other intangible assets	18	17	18	18	18	17	18	53	53
Restructuring and other costs [1]	1	—	1	2	1	3	—	2	4
Total benefits, losses and expenses	5,799	5,574	5,508	5,450	5,355	5,377	5,257	16,881	15,989
Income before income taxes	952	912	911	950	813	672	653	2,775	2,138
Income tax expense	185	174	158	179	162	125	118	517	405
Net income	767	738	753	771	651	547	535	2,258	1,733
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	761	733	748	766	645	542	530	2,242	1,717
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	12	58	(30)	16	76	53	7	40	136
Restructuring and other costs, before tax [1]	1	—	1	2	1	3	—	2	4
Integration and other non-recurring M&A costs, before tax [2]	2	2	2	2	2	2	2	6	6
Change in deferred gain on retroactive reinsurance, before tax [3]	(26)	(37)	(24)	194	—	—	—	(87)	—
Income tax expense (benefit) [4]	2	(6)	12	(45)	(16)	(12)	(3)	8	(31)
Core earnings	$752	$750	$709	$935	$708	$588	$536	$2,211	$1,832
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group life and disability business.
[3]During 2024, the Company collected recoveries from National Indemnity Company ("NICO”), a subsidiary of Berkshire Hathaway Inc. related to the Navigators adverse development cover ("Navigators ADC") and as a result amortized $26, and $87 of the deferred gain within benefits, losses and loss adjustment expenses in the three and nine month periods ended September 30, 2024, respectively. As of September 30, 2024 and December 31, 2023, the deferred gain under retroactive reinsurance accounting on the Navigators ADC was $122 and $209, respectively, and is included in other liabilities on the Consolidating Balance Sheets.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income (loss):
Commercial Lines	$528	$540	$573	$687	$519	$458	$421	$1,641	$1,398
Personal Lines	31	(11)	34	34	(12)	(60)	(1)	54	(73)
Property & Casualty Other Operations ("P&C Other Operations")	10	11	8	(154)	9	9	6	29	24
Property & Casualty ("P&C")	569	540	615	567	516	407	426	1,724	1,349
Group Benefits	156	171	108	176	146	121	92	435	359
Hartford Funds	54	44	45	47	41	45	41	143	127
Sub-total	779	755	768	790	703	573	559	2,302	1,835
Corporate	(12)	(17)	(15)	(19)	(52)	(26)	(24)	(44)	(102)
Net income	767	738	753	771	651	547	535	2,258	1,733
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	$761	$733	$748	$766	$645	$542	$530	$2,242	$1,717

Core earnings (loss):
Commercial Lines	$534	$551	$546	$723	$542	$493	$436	$1,631	$1,471
Personal Lines	33	(4)	33	36	(8)	(57)	—	62	(65)
P&C Other Operations	10	14	7	(1)	11	10	8	31	29
P&C	577	561	586	758	545	446	444	1,724	1,435
Group Benefits	154	178	107	174	170	133	90	439	393
Hartford Funds	47	43	41	39	45	44	37	131	126
Sub-total	778	782	734	971	760	623	571	2,294	1,954
Corporate	(26)	(32)	(25)	(36)	(52)	(35)	(35)	(83)	(122)
Core earnings	$752	$750	$709	$935	$708	$588	$536	$2,211	$1,832

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Sept 30 2024	Dec 31 2023	Sept 30 2024	Dec 31 2023	Sept 30 2024	Dec 31 2023	Sept 30 2024	Dec 31 2023	Sept 30 2024	Dec 31 2023
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$34,371	$31,408	$8,223	$8,222	$—	$—	$199	$188	$42,793	$39,818
Fixed maturities, at fair value using the fair value option	220	272	43	55	—	—	—	—	263	327
Equity securities, at fair value	268	456	49	99	87	121	230	188	634	864
Mortgage loans, net	4,764	4,493	1,651	1,594	—	—	—	—	6,415	6,087
Limited partnerships and other alternative investments	3,951	3,770	1,068	1,015	—	—	—	—	5,019	4,785
Other investments	166	162	8	8	86	21	2	—	262	191
Short-term investments	2,225	2,127	264	382	272	243	1,203	1,098	3,964	3,850
Total investments	45,965	42,688	11,306	11,375	445	385	1,634	1,474	59,350	55,922
Cash	184	106	30	12	9	7	—	1	223	126
Restricted cash	55	52	3	11	—	—	—	—	58	63
Accrued investment income	348	313	95	89	—	1	2	1	445	404
Premiums receivable and agents’ balances, net	5,532	4,973	619	634	—	—	—	—	6,151	5,607
Reinsurance recoverables, net [2]	6,540	6,602	286	260	—	—	226	242	7,052	7,104
Deferred policy acquisition costs ("DAC")	1,238	1,078	32	35	—	—	—	—	1,270	1,113
Deferred income taxes	551	681	(21)	13	1	4	445	475	976	1,173
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	759	784	61	57	7	8	44	47	871	896
Other intangible assets	317	340	327	357	10	10	—	—	654	707
Other assets	1,575	1,130	157	131	106	88	420	405	2,258	1,754
Total assets	$63,842	$59,525	$13,618	$13,697	$759	$684	$3,000	$2,874	$81,219	$76,780
Unpaid losses and loss adjustment expenses	$35,695	$34,044	$8,186	$8,274	$—	$—	$—	$—	$43,881	$42,318
Reserves for future policy benefits [2]	—	—	304	312	—	—	166	172	470	484
Other policyholder funds and benefits payable [2]	—	—	397	408	—	—	216	230	613	638
Unearned premiums	9,550	8,561	49	38	—	—	—	—	9,599	8,599
Debt	—	—	—	—	—	—	4,365	4,362	4,365	4,362
Other liabilities	3,026	2,754	193	220	181	150	1,883	1,928	5,283	5,052
Total liabilities	48,271	45,359	9,129	9,252	181	150	6,630	6,692	64,211	61,453
Common stockholders' equity, excluding AOCI*	16,039	15,322	4,654	4,752	578	534	(2,592)	(2,766)	18,679	17,842
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(468)	(1,156)	(165)	(307)	—	—	(1,372)	(1,386)	(2,005)	(2,849)
Total stockholders' equity	15,571	14,166	4,489	4,445	578	534	(3,630)	(3,818)	17,008	15,327
Total liabilities and stockholders' equity	$63,842	$59,525	$13,618	$13,697	$759	$684	$3,000	$2,874	$81,219	$76,780
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.2 billion and $1.1 billion as of September 30, 2024 and December 31, 2023, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
DEBT
Senior notes	$3,866	$3,865	$3,864	$3,863	$3,862	$3,861	$3,859
Junior subordinated debentures	499	499	499	499	499	499	499
Total debt	$4,365	$4,364	$4,363	$4,362	$4,361	$4,360	$4,358
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$17,008	$15,680	$15,468	$15,327	$13,679	$14,152	$14,340
Less: Preferred stock	334	334	334	334	334	334	334
Less: AOCI	(2,005)	(3,068)	(2,997)	(2,849)	(4,178)	(3,524)	(3,254)
Common stockholders' equity, excluding AOCI	$18,679	$18,414	$18,131	$17,842	$17,523	$17,342	$17,260
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$21,373	$20,044	$19,831	$19,689	$18,040	$18,512	$18,698
Total capitalization, excluding AOCI, net of tax*	$23,378	$23,112	$22,828	$22,538	$22,218	$22,036	$21,952
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	20.4%	21.8%	22.0%	22.2%	24.2%	23.6%	23.3%
Total debt to capitalization, excluding AOCI*	18.7%	18.9%	19.1%	19.4%	19.6%	19.8%	19.9%
Total debt and preferred stock to capitalization, including AOCI	22.0%	23.4%	23.7%	23.9%	26.0%	25.4%	25.1%
Total debt and preferred stock to capitalization, excluding AOCI*	20.1%	20.3%	20.6%	20.8%	21.1%	21.3%	21.4%
Total rating agency adjusted debt to capitalization [1] [2]	21.3%	22.7%	22.9%	23.7%	25.7%	25.0%	24.7%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	17.3:1	17.1:1	17.1:1	14.6:1	13.6:1	12.8:1	12.6:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of September 30, 2024 and 2023.
[2]2024 results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology. 2023 results reflect 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock based on the rating agency methodology in place as of December 31, 2023.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2024

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$1,397	$445
U.S. statutory capital [2][3][4]	$13,049	$2,633
U.S. GAAP adjustments [2]:
DAC	1,191	32
Non-admitted deferred tax assets [5]	257	158
Deferred taxes [6]	(414)	(345)
Goodwill	109	723
Other intangible assets	21	327
Non-admitted assets other than deferred taxes	878	114
Asset valuation and interest maintenance reserve	—	285
Benefit reserves	(64)	371
Unrealized gains (losses) on investments	(642)	(455)
Deferred gain on retroactive reinsurance agreements [7]	(886)	—
Other, net	966	646
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	14,465	4,489
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,106	—
Total U.S. GAAP stockholders’ equity	$15,571	$4,489
[1]Statutory net income is for the nine months ended September 30, 2024.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net unrealized gain (loss) on fixed maturities, AFS	$(671)	$(1,732)	$(1,642)	$(1,482)	$(2,948)	$(2,277)	$(2,008)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(5)	(7)	(7)	(8)	(9)	(10)	(13)
Net gains on cash flow hedging instruments	33	30	21	21	27	31	48
Total net unrealized gain (loss)	(643)	(1,709)	(1,628)	(1,469)	(2,930)	(2,256)	$(1,973)
Foreign currency translation adjustments	41	35	36	37	35	36	33
Liability for future policy benefits adjustments	19	35	30	25	47	32	27
Pension and other postretirement plan adjustments	(1,422)	(1,429)	(1,435)	(1,442)	(1,330)	(1,336)	(1,341)
Total AOCI	$(2,005)	$(3,068)	$(2,997)	$(2,849)	$(4,178)	$(3,524)	$(3,254)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Written premiums	$4,245	$4,453	$4,206	$3,770	$3,872	$3,979	$3,856	$12,904	$11,707
Change in unearned premium reserve	111	483	345	(72)	137	333	351	939	821
Earned premiums	4,134	3,970	3,861	3,842	3,735	3,646	3,505	11,965	10,886
Fee income	19	19	19	18	18	17	18	57	53
Losses and loss adjustment expenses
Current accident year before catastrophes	2,464	2,347	2,300	2,306	2,255	2,216	2,085	7,111	6,556
Current accident year catastrophes [1]	247	280	161	81	184	226	185	688	595
Prior accident year development [2]	(50)	(115)	(56)	92	(43)	(39)	—	(221)	(82)
Total losses and loss adjustment expenses	2,661	2,512	2,405	2,479	2,396	2,403	2,270	7,578	7,069
Amortization of DAC	577	552	536	526	509	493	482	1,665	1,484
Underwriting expenses	669	655	642	596	601	616	604	1,966	1,821
Amortization of other intangible assets	8	7	8	8	8	7	8	23	23
Dividends to policyholders	10	9	10	8	16	7	8	29	31
Underwriting gain*	228	254	279	243	223	137	151	761	511
Net investment income	518	471	459	505	460	415	392	1,448	1,267
Net realized gains (losses)	(34)	(61)	13	(54)	(45)	(57)	(23)	(82)	(125)
Net servicing and other income (expense)	—	5	2	2	5	7	6	7	18
Income before income taxes	712	669	753	696	643	502	526	2,134	1,671
Income tax expense	143	129	138	129	127	95	100	410	322
Net income	569	540	615	567	516	407	426	1,724	1,349
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	33	62	(15)	45	35	48	23	80	106
Integration and other non-recurring M&A costs, before tax	2	2	2	1	1	2	—	6	3
Change in deferred gain on retroactive reinsurance, before tax [2]	(26)	(37)	(24)	194	—	—	—	(87)	—
Income tax expense (benefit) [3]	(1)	(6)	8	(49)	(7)	(11)	(5)	1	(23)
Core earnings	$577	$561	$586	$758	$545	$446	$444	$1,724	$1,435
ROE
Net income available to common stockholders [4]	19.9%	19.9%	18.5%	17.5%	17.6%	13.8%	12.8%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	1.1%	1.2%	1.1%	1.5%	1.1%	1.8%	3.3%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	—%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [2]	1.0%	1.3%	1.6%	1.9%	2.5%	2.3%	2.2%
Income tax benefit [3]	(0.4%)	(0.5%)	(0.6%)	(0.7%)	(0.8%)	(0.9%)	(1.3%)
Impact of AOCI, excluded from core earnings ROE	(2.7%)	(3.1%)	(2.6%)	(2.9%)	(4.3%)	(2.6%)	(1.6%)
Core earnings [4]	19.0%	18.9%	18.1%	17.3%	16.2%	14.5%	15.5%
[1]The three months ended September 30, 2024 included $104 of losses, net of reinsurance, from Hurricane Helene, including $55 in Commercial Lines and $49 in Personal Lines.
[2]Prior accident year development for the three and nine months ended September 30, 2024, includes a $26 and $87 benefit, respectively, for amortization of a deferred gain under retroactive reinsurance accounting related to the Navigators ADC as the Company collected recoveries of the ceded losses from NICO during 2024. See [3] on page 2 for more information.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Workers’ compensation	$(69)	$(52)	$(67)	$(62)	$(61)	$(52)	$(61)	$(188)	$(174)
Workers' compensation discount accretion	11	11	12	10	10	11	11	34	32
General liability	32	32	17	2	11	16	12	81	39
Marine	—	(8)	7	(1)	—	(2)	1	(1)	(1)
Package business	(5)	(1)	—	(6)	(10)	(3)	(5)	(6)	(18)
Commercial property	(2)	(2)	(3)	(9)	2	(5)	5	(7)	2
Professional liability	—	(2)	(5)	1	—	(3)	—	(7)	(3)
Bond	—	(22)	—	(39)	—	12	—	(22)	12
Assumed reinsurance	—	15	9	15	2	15	2	24	19
Automobile liability - Commercial Lines	16	10	—	14	—	6	—	26	6
Automobile liability - Personal Lines	—	(13)	—	—	—	—	—	(13)	—
Homeowners	(5)	(10)	—	(7)	—	2	(1)	(15)	1
Net asbestos and environmental reserves	—	—	—	—	—	—	—	—	—
Catastrophes	—	(38)	—	(43)	—	(44)	—	(38)	(44)
Uncollectible reinsurance	—	—	—	—	1	4	8	—	13
Other reserve re-estimates, net [1]	(2)	2	(2)	23	2	4	28	(2)	34
Prior accident year development before change in deferred gain	(24)	(78)	(32)	(102)	(43)	(39)	—	(134)	(82)
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	(26)	(37)	(24)	194	—	—	—	(87)	—
Total prior accident year development	$(50)	$(115)	$(56)	$92	$(43)	$(39)	$—	$(221)	$(82)
[1]Other reserve re-estimates, net includes an increase (decrease) in automobile physical damage reserves within Personal Lines of $(10) and $(24) for the three and nine months ended September 30, 2024 and $0 and $22 for the three and nine months ended September 30, 2023, respectively.
[2]Refer to [2] on page 8 for information about the change in deferred gain on retroactive reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
UNDERWRITING GAIN	$228	$254	$279	$243	$223	$137	$151	$761	$511
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	59.6	59.1	59.6	60.0	60.4	60.8	59.5	59.4	60.2
Current accident year catastrophes	6.0	7.1	4.2	2.1	4.9	6.2	5.3	5.8	5.5
Prior accident year development [1]	(1.2)	(2.9)	(1.5)	2.4	(1.2)	(1.1)	—	(1.8)	(0.8)
Total loss and loss adjustment expense ratio	64.4	63.3	62.3	64.5	64.1	65.9	64.8	63.3	64.9
Expense ratio [2]	29.9	30.1	30.2	28.9	29.5	30.1	30.7	30.1	30.1
Policyholder dividend ratio	0.2	0.2	0.3	0.2	0.4	0.2	0.2	0.2	0.3
Combined ratio	94.5	93.6	92.8	93.7	94.0	96.2	95.7	93.6	95.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(4.8)	(4.2)	(2.7)	(4.5)	(3.7)	(5.1)	(5.3)	(4.0)	(4.7)
Underlying combined ratio *	89.7	89.5	90.1	89.2	90.3	91.1	90.4	89.7	90.6
[1]Refer to [2] on page 8 for information about the change in deferred gain on retroactive reinsurance.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Written premiums	$3,275	$3,540	$3,362	$2,990	$3,003	$3,177	$3,109	$10,177	$9,289
Change in unearned premium reserve	26	419	314	(48)	52	291	343	759	686
Earned premiums	3,249	3,121	3,048	3,038	2,951	2,886	2,766	9,418	8,603
Fee income	11	11	11	10	11	10	10	33	31
Losses and loss adjustment expenses
Current accident year before catastrophes	1,862	1,750	1,725	1,704	1,669	1,638	1,564	5,337	4,871
Current accident year catastrophes [1]	155	155	109	60	115	123	138	419	376
Prior accident year development [2]	(36)	(81)	(56)	(118)	(46)	(38)	(23)	(173)	(107)
Total losses and loss adjustment expenses	1,981	1,824	1,778	1,646	1,738	1,723	1,679	5,583	5,140
Amortization of DAC	512	489	476	468	451	436	424	1,477	1,311
Underwriting expenses	497	484	487	452	460	469	456	1,468	1,385
Amortization of other intangible assets	7	7	7	8	7	7	7	21	21
Dividends to policyholders	10	9	10	8	16	7	8	29	31
Underwriting gain	253	319	301	466	290	254	202	873	746
Net investment income	442	402	391	435	395	364	338	1,235	1,097
Net realized gains (losses)	(32)	(50)	12	(48)	(38)	(51)	(19)	(70)	(108)
Other income (expense) [3]	(1)	(1)	(2)	(3)	2	—	—	(4)	2
Income before income taxes	662	670	702	850	649	567	521	2,034	1,737
Income tax expense	134	130	129	163	130	109	100	393	339
Net income	528	540	573	687	519	458	421	1,641	1,398
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	31	50	(13)	41	29	43	19	68	91
Integration and other non-recurring M&A costs, before tax [3]	2	2	2	1	1	2	—	6	3
Change in deferred gain on retroactive reinsurance, before tax [2]	(26)	(37)	(24)	—	—	—	—	(87)	—
Income tax expense (benefit) [4]	(1)	(4)	8	(6)	(7)	(10)	(4)	3	(21)
Core earnings	$534	$551	$546	$723	$542	$493	$436	$1,631	$1,471
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Helene.
[2]Refer to [2] on page 8 for information about the change in deferred gain on retroactive reinsurance.
[3]Includes Navigators Group integration costs.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Workers’ compensation	$(69)	$(52)	$(67)	$(62)	$(61)	$(52)	$(61)	$(188)	$(174)
Workers' compensation discount accretion	11	11	12	10	10	11	11	34	32
General liability	32	32	17	2	11	16	12	81	39
Marine	—	(8)	7	(1)	—	(2)	1	(1)	(1)
Package business	(5)	(1)	—	(6)	(10)	(3)	(5)	(6)	(18)
Commercial property	(2)	(2)	(3)	(9)	2	(5)	5	(7)	2
Professional liability	—	(2)	(5)	1	—	(3)	—	(7)	(3)
Bond	—	(22)	—	(39)	—	12	—	(22)	12
Assumed reinsurance	—	15	9	15	2	15	2	24	19
Automobile liability	16	10	—	14	—	6	—	26	6
Catastrophes	—	(33)	—	(43)	—	(40)	—	(33)	(40)
Uncollectible reinsurance	—	—	(7)	—	(2)	4	5	(7)	7
Other reserve re-estimates, net	7	8	5	—	2	3	7	20	12
Prior accident year development before change in deferred gain	(10)	(44)	(32)	(118)	(46)	(38)	(23)	(86)	(107)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(26)	(37)	(24)	—	—	—	—	(87)	—
Total prior accident year development	$(36)	$(81)	$(56)	$(118)	$(46)	$(38)	$(23)	$(173)	$(107)
[1]Refer to [2] on page 8 for information about the change in deferred gain on retroactive reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
UNDERWRITING GAIN	$253	$319	$301	$466	$290	$254	$202	$873	$746
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	57.3	56.1	56.6	56.1	56.6	56.8	56.5	56.7	56.6
Current accident year catastrophes	4.8	5.0	3.6	2.0	3.9	4.3	5.0	4.4	4.4
Prior accident year development	(1.1)	(2.6)	(1.8)	(3.9)	(1.6)	(1.3)	(0.8)	(1.8)	(1.2)
Total loss and loss adjustment expense ratio	61.0	58.4	58.3	54.2	58.9	59.7	60.7	59.3	59.7
Expense ratio [1]	30.9	31.1	31.5	30.2	30.7	31.3	31.7	31.2	31.2
Policyholder dividend ratio	0.3	0.3	0.3	0.3	0.5	0.2	0.3	0.3	0.4
Combined ratio [2]	92.2	89.8	90.1	84.7	90.2	91.2	92.7	90.7	91.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(3.7)	(2.4)	(1.8)	1.9	(2.3)	(3.0)	(4.2)	(2.6)	(3.2)
Underlying combined ratio	88.6	87.4	88.4	86.6	87.8	88.3	88.5	88.1	88.2

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	91.6	88.7	89.0	84.0	87.7	90.8	90.8	89.8	89.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(6.4)	(6.1)	(3.8)	(3.4)	(3.2)	(5.7)	(6.2)	(5.4)	(5.0)
Prior accident year development	4.1	4.2	4.3	5.2	5.2	4.5	4.9	4.2	4.9
Underlying combined ratio	89.3	86.8	89.6	85.8	89.7	89.7	89.5	88.5	89.6
MIDDLE & LARGE COMMERCIAL
Combined ratio	97.0	95.9	94.0	89.3	94.5	93.6	97.6	95.6	95.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.5)	(4.8)	(3.6)	(0.1)	(4.5)	(3.8)	(5.0)	(4.0)	(4.4)
Prior accident year development	(3.3)	(1.4)	(1.2)	1.2	(1.8)	(1.1)	(2.7)	(2.0)	(1.9)
Underlying combined ratio	90.2	89.6	89.2	90.3	88.1	88.7	89.9	89.7	88.9
GLOBAL SPECIALTY
Combined ratio [2]	87.4	83.4	87.8	79.6	88.9	87.3	88.7	86.2	88.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.8)	(3.5)	(3.3)	(2.0)	(4.3)	(2.6)	(3.1)	(3.5)	(3.3)
Prior accident year development	1.7	5.3	0.7	5.3	(0.3)	0.3	(0.4)	2.6	(0.1)
Underlying combined ratio	85.3	85.2	85.3	82.9	84.3	85.0	85.2	85.3	84.8
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]The three and nine months ended September 30, 2024 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $26 and $87 representing a benefit of 0.8 and 0.9 points for the Commercial Lines combined ratio and 2.9 and 3.4 points for the global specialty combined ratio for the three and nine month periods, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
WRITTEN PREMIUMS
Small Commercial	$1,347	$1,373	$1,425	$1,220	$1,228	$1,266	$1,319	$4,145	$3,813
Middle & Large Commercial	1,117	1,140	1,016	1,010	1,031	1,013	935	3,273	2,979
Middle Market	962	993	872	860	900	881	796	2,827	2,577
National Accounts and Other	155	147	144	150	131	132	139	446	402
Global Specialty [1]	797	1,013	907	748	730	885	842	2,717	2,457
U.S.	544	595	505	495	500	551	468	1,644	1,519
International	102	125	106	122	96	121	99	333	316
Global Re	151	293	296	131	134	213	275	740	622
Other	14	14	14	12	14	13	13	42	40
Total	$3,275	$3,540	$3,362	$2,990	$3,003	$3,177	$3,109	$10,177	$9,289
EARNED PREMIUMS
Small Commercial	$1,323	$1,284	$1,248	$1,251	$1,221	$1,190	$1,139	$3,855	$3,550
Middle & Large Commercial	1,065	1,021	996	989	955	948	914	3,082	2,817
Middle Market	921	879	864	851	829	806	785	2,664	2,420
National Accounts and Other	144	142	132	138	126	142	129	418	397
Global Specialty [1]	847	802	789	786	761	735	700	2,438	2,196
U.S.	540	514	503	500	501	484	463	1,557	1,448
International	113	108	105	108	104	108	99	326	311
Global Re	194	180	181	178	156	143	138	555	437
Other	14	14	15	12	14	13	13	43	40
Total	$3,249	$3,121	$3,048	$3,038	$2,951	$2,886	$2,766	$9,418	$8,603

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$278	$291	$268	$216	$220	$237	$242	$837	$699
Renewal Written Price Increases	6.4%	6.5%	5.8%	5.8%	4.8%	4.3%	3.8%	6.2%	4.3%
Policy Count Retention	84%	84%	85%	85%	85%	85%	86%	84%	85%
Policies in Force (in thousands)	1,558	1,537	1,512	1,492	1,479	1,461	1,439
Middle Market [2]
Net New Business Premium	$176	$187	$174	$168	$137	$164	$148	$537	$449
Renewal Written Price Increases	6.9%	7.0%	7.2%	7.4%	7.8%	7.1%	6.5%	7.0%	7.1%
Premium Retention	83%	85%	83%	84%	82%	83%	82%	84%	83%
Global Specialty
Gross New Business Premium [3]	$233	$264	$223	$230	$216	$246	$191	$720	$653
Renewal Written Price Increases [4]	5.8%	6.2%	5.8%	4.7%	3.8%	5.0%	3.7%	5.9%	4.2%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Written premiums	$970	$913	$844	$780	$869	$802	$747	$2,727	$2,418
Change in unearned premium reserve	85	64	31	(24)	85	42	8	180	135
Earned premiums	885	849	813	804	784	760	739	2,547	2,283
Fee income	8	8	8	8	7	7	8	24	22
Losses and loss adjustment expenses
Current accident year before catastrophes	602	597	575	602	586	578	521	1,774	1,685
Current accident year catastrophes [1]	92	125	52	21	69	103	47	269	219
Prior accident year development	(14)	(34)	(7)	(7)	1	(3)	20	(55)	18
Total losses and loss adjustment expenses	680	688	620	616	656	678	588	1,988	1,922
Amortization of DAC	65	63	60	58	58	57	58	188	173
Underwriting expenses	169	169	153	148	138	145	145	491	428
Amortization of other intangible assets	1	—	1	—	1	—	1	2	2
Underwriting loss	(22)	(63)	(13)	(10)	(62)	(113)	(45)	(98)	(220)
Net investment income	58	50	50	52	47	34	38	158	119
Net realized gains (losses)	(2)	(8)	1	(5)	(5)	(5)	(1)	(9)	(11)
Net servicing and other income (expense)	5	6	4	5	3	7	6	15	16
Income (loss) before income taxes	39	(15)	42	42	(17)	(77)	(2)	66	(96)
Income tax expense (benefit)	8	(4)	8	8	(5)	(17)	(1)	12	(23)
Net income (loss)	31	(11)	34	34	(12)	(60)	(1)	54	(73)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	2	9	(2)	3	5	4	1	9	10
Income tax expense (benefit) [2]	—	(2)	1	(1)	(1)	(1)	—	(1)	(2)
Core earnings (loss)	$33	$(4)	$33	$36	$(8)	$(57)	$—	$62	$(65)
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Helene.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Automobile liability	$—	$(13)	$—	$—	$—	$—	$—	$(13)	$—
Homeowners	(5)	(10)	—	(7)	—	2	(1)	(15)	1
Catastrophes	—	(5)	—	—	—	(4)	—	(5)	(4)
Uncollectible reinsurance	—	—	—	—	1	—	—	—	1
Other reserve re-estimates, net [1]	(9)	(6)	(7)	—	—	(1)	21	(22)	20
Total prior accident year development	$(14)	$(34)	$(7)	$(7)	$1	$(3)	$20	$(55)	$18
[1]Other reserve re-estimates, net includes an increase (decrease) in automobile physical damage reserves of $(10) and $(24) for the three and nine months ended September 30, 2024 and $0 and $22 for the three and nine months ended September 30, 2023, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
UNDERWRITING LOSS	$(22)	$(63)	$(13)	$(10)	$(62)	$(113)	$(45)	$(98)	$(220)
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	68.0	70.3	70.7	74.9	74.7	76.1	70.5	69.7	73.8
Current accident year catastrophes	10.4	14.7	6.4	2.6	8.8	13.6	6.4	10.6	9.6
Prior accident year development	(1.6)	(4.0)	(0.9)	(0.9)	0.1	(0.4)	2.7	(2.2)	0.8
Total loss and loss adjustment expense ratio	76.8	81.0	76.3	76.6	83.7	89.2	79.6	78.1	84.2
Expense ratio	25.6	26.4	25.3	24.6	24.2	25.7	26.5	25.8	25.4
Combined ratio	102.5	107.4	101.6	101.2	107.9	114.9	106.1	103.8	109.6
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(8.8)	(10.7)	(5.5)	(1.7)	(8.9)	(13.2)	(9.1)	(8.4)	(10.4)
Underlying combined ratio	93.7	96.7	96.1	99.5	99.0	101.7	97.0	95.4	99.3
PRODUCT
Automobile
Combined ratio	105.7	105.4	103.9	113.7	110.8	116.4	110.2	105.0	112.5
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(5.8)	(3.6)	(1.0)	(0.2)	(2.3)	(3.8)	(1.1)	(3.5)	(2.4)
Prior accident year development	1.6	3.1	1.6	0.1	—	(0.8)	(4.0)	2.1	(1.5)
Underlying combined ratio	101.5	104.9	104.4	113.5	108.5	111.8	105.1	103.6	108.5
Homeowners
Combined ratio	94.7	114.5	96.2	72.7	101.4	115.1	96.8	101.8	104.5
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(21.0)	(40.4)	(18.7)	(8.0)	(23.1)	(35.5)	(17.8)	(26.7)	(25.5)
Prior accident year development	1.7	3.7	(0.5)	2.7	(0.3)	(0.1)	(0.1)	1.7	(0.1)
Underlying combined ratio	75.4	77.8	77.0	67.3	78.1	79.6	78.9	76.7	78.8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$811	$776	$724	$663	$754	$698	$648	$2,311	$2,100
AARP Agency	73	63	61	60	57	52	50	197	159
Other Agency	82	70	55	52	53	48	44	207	145
Other	4	4	4	5	5	4	5	12	14
Total	$970	$913	$844	$780	$869	$802	$747	$2,727	$2,418
EARNED PREMIUMS
AARP Direct	$755	$730	$702	$697	$681	$659	$640	$2,187	$1,980
AARP Agency	62	58	56	55	50	51	49	176	150
Other Agency	62	56	51	47	47	45	45	169	137
Other	6	5	4	5	6	5	5	15	16
Total	$885	$849	$813	$804	$784	$760	$739	$2,547	$2,283
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$649	$617	$600	$545	$596	$543	$529	$1,866	$1,668
Homeowners	321	296	244	235	273	259	218	861	750
Total	$970	$913	$844	$780	$869	$802	$747	$2,727	$2,418
EARNED PREMIUMS
Automobile	$616	$592	$566	$561	$541	$523	$509	$1,774	$1,573
Homeowners	269	257	247	243	243	237	230	773	710
Total	$885	$849	$813	$804	$784	$760	$739	$2,547	$2,283

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$83	$82	$72	$65	$61	$52	$46	$237	$159
Homeowners	$60	$47	$34	$25	$25	$22	$21	$141	$68
Renewal Written Price Increases
Automobile	20.8%	23.4%	25.5%	21.8%	19.6%	13.7%	9.9%	23.1%	14.6%
Homeowners	15.2%	14.9%	15.2%	14.6%	14.0%	14.4%	13.9%	15.1%	14.1%
Policy Count Retention
Automobile	81%	83%	84%	85%	85%	86%	85%	83%	85%
Homeowners	83%	84%	84%	85%	84%	84%	84%	84%	84%
Effective Policy Count Retention
Automobile	80%	79%	79%	81%	82%	83%	84%	80%	83%
Homeowners	83%	83%	83%	84%	83%	84%	84%	83%	84%
Policies in Force (in thousands)
Automobile	1,193	1,214	1,233	1,257	1,270	1,287	1,305
Homeowners	707	702	701	704	712	723	731

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Losses and loss adjustment expenses
Prior accident year development	$—	$—	$7	$217	$2	$2	$3	$7	$7
Total losses and loss adjustment expenses	—	—	7	217	2	2	3	7	7
Underwriting expenses	3	2	2	(4)	3	2	3	7	8
Underwriting loss	(3)	(2)	(9)	(213)	(5)	(4)	(6)	(14)	(15)
Net investment income	18	19	18	18	18	17	16	55	51
Net realized losses	—	(3)	—	(1)	(2)	(1)	(3)	(3)	(6)
Other expense	(4)	—	—	—	—	—	—	(4)	—
Income (loss) before income taxes	11	14	9	(196)	11	12	7	34	30
Income tax expense (benefit)	1	3	1	(42)	2	3	1	5	6
Net income (loss)	10	11	8	(154)	9	9	6	29	24
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses excluded from core earnings, before tax	—	3	—	1	1	1	3	3	5
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	194	—	—	—	—	—
Income tax expense (benefit) [1]	—	—	(1)	(42)	1	—	(1)	(1)	—
Core earnings (loss)	$10	$14	$7	$(1)	$11	$10	$8	$31	$29
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings (loss).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Earned premiums	$1,600	$1,608	$1,585	$1,591	$1,575	$1,574	$1,558	$4,793	$4,707
Fee income	55	57	54	56	54	56	51	166	161
Net investment income	119	112	114	125	121	113	110	345	344
Net realized gains (losses)	—	(9)	1	—	(31)	(19)	5	(8)	(45)
Total revenues	1,774	1,768	1,754	1,772	1,719	1,724	1,724	5,296	5,167
Benefits, losses and loss adjustment expenses	1,161	1,147	1,204	1,152	1,146	1,175	1,210	3,512	3,531
Amortization of DAC	8	9	9	8	8	9	9	26	26
Insurance operating costs and other expenses	401	387	397	381	372	381	380	1,185	1,133
Amortization of other intangible assets	10	10	10	10	10	10	10	30	30
Total benefits, losses and expenses	1,580	1,553	1,620	1,551	1,536	1,575	1,609	4,753	4,720
Income before income taxes	194	215	134	221	183	149	115	543	447
Income tax expense	38	44	26	45	37	28	23	108	88
Net income	156	171	108	176	146	121	92	435	359
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(1)	9	(1)	(2)	28	16	(5)	7	39
Integration and other non-recurring M&A costs, before tax	—	—	—	1	1	—	2	—	3
Income tax expense (benefit) [1]	(1)	(2)	—	(1)	(5)	(4)	1	(3)	(8)
Core earnings	$154	$178	$107	$174	$170	$133	$90	$439	$393
Margin
Net income margin	8.8%	9.7%	6.2%	9.9%	8.5%	7.0%	5.3%	8.2%	6.9%
Core earnings margin*	8.7%	10.0%	6.1%	9.8%	9.8%	7.6%	5.2%	8.3%	7.6%
ROE
Net income available to common stockholders [2]	17.7%	18.0%	16.1%	15.4%	15.9%	13.0%	11.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	0.2%	1.1%	1.3%	1.2%	1.3%	1.5%	3.1%
Integration and other non-recurring M&A costs, before tax	—%	0.1%	0.1%	0.1%	0.2%	0.2%	0.2%
Income tax expense (benefit) [1]	(0.1%)	(0.3%)	(0.3%)	(0.3%)	(0.2%)	(0.4%)	(0.7%)
Impact of AOCI, excluded from core earnings ROE	(2.2%)	(2.5%)	(2.1%)	(2.1%)	(3.4%)	(1.8%)	(0.9%)
Core earnings [2]	15.6%	16.4%	15.1%	14.3%	13.8%	12.5%	13.6%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
PREMIUMS
Fully insured ongoing premiums
Group disability	$835	$837	$836	$845	$827	$822	$814	$2,508	$2,463
Group life	658	663	645	647	640	650	643	1,966	1,933
Other [1]	107	107	104	98	102	102	100	318	304
Total fully insured ongoing premiums	1,600	1,607	1,585	1,590	1,569	1,574	1,557	4,792	4,700
Total buyouts [2]	—	1	—	1	6	—	1	1	7
Total premiums	$1,600	$1,608	$1,585	$1,591	$1,575	$1,574	$1,558	$4,793	$4,707
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$53	$37	$247	$43	$83	$77	$209	$337	$369
Group life	32	51	154	21	45	60	227	237	332
Other [1]	20	13	43	7	15	14	38	76	67
Total fully insured ongoing sales	105	101	444	71	143	151	474	650	768
Total buyouts [2]	—	1	—	1	6	—	1	1	7
Total sales	$105	$102	$444	$72	$149	$151	$475	$651	$775
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	67.9%	67.1%	70.1%	63.6%	67.3%	67.0%	70.4%	68.4%	68.2%
Group life loss ratio	77.5%	74.9%	82.6%	83.0%	80.2%	84.1%	86.7%	78.3%	83.7%
Total loss ratio	70.2%	68.9%	73.5%	69.9%	70.2%	72.1%	75.2%	70.8%	72.5%
Expense ratio [3]	25.3%	24.4%	25.4%	24.2%	24.0%	24.5%	24.7%	25.0%	24.4%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Investment management fees	$202	$195	$191	$183	$189	$186	$182	$588	$557
Shareowner servicing fees	23	21	21	21	21	21	21	65	63
Other revenue	43	42	42	42	42	41	41	127	124
Net realized gains (losses)	7	3	5	8	(4)	1	5	15	2
Total revenues	275	261	259	254	248	249	249	795	746
Sub-advisory expense	73	71	69	67	67	66	65	213	198
Employee compensation and benefits	31	32	35	30	28	29	34	98	91
Distribution and service	75	74	73	70	73	73	73	222	219
General, administrative and other	29	26	26	29	27	24	26	81	77
Total expenses	208	203	203	196	195	192	198	614	585
Income before income taxes	67	58	56	58	53	57	51	181	161
Income tax expense	13	14	11	11	12	12	10	38	34
Net income	54	44	45	47	41	45	41	143	127
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(7)	(3)	(5)	(8)	4	(1)	(5)	(15)	(2)
Income tax expense [1]	—	2	1	—	—	—	1	3	1
Core earnings	$47	$43	$41	$39	$45	$44	$37	$131	$126
Daily average Hartford Funds AUM	$137,888	$134,064	$131,648	$124,676	$128,786	$127,540	$127,084	$134,546	$127,810
Return on assets (bps, net of tax) [2]
Net income	15.7	13.1	13.7	15.1	12.7	14.1	12.9	14.2	13.2
Core earnings*	13.6	12.8	12.5	12.5	14.0	13.8	11.6	13.0	13.1
ROE
Net income available to common stockholders [3]	44.1%	42.2%	43.6%	43.9%	44.9%	44.9%	42.7%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(5.5%)	(2.9%)	(2.5%)	(2.6%)	(2.4%)	(1.1%)	2.7%
Income tax expense [1]	0.7%	0.7%	0.3%	0.3%	0.5%	(0.3%)	(1.1%)
Impact of AOCI, excluded from core earnings ROE	(1.5%)	(1.6%)	(1.7%)	(1.8%)	(2.5%)	(1.9%)	(1.5%)
Core earnings [3]	37.8%	38.4%	39.7%	39.8%	40.5%	41.6%	42.8%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Equity Funds
Beginning balance	$83,212	$83,337	$79,352	$74,306	$78,951	$76,132	$73,782	$79,352	$73,782
Sales	3,364	3,612	3,428	3,077	3,096	3,447	4,202	10,404	10,745
Redemptions	(4,298)	(4,831)	(5,488)	(5,303)	(4,366)	(4,145)	(5,221)	(14,617)	(13,732)
Net flows	(934)	(1,219)	(2,060)	(2,226)	(1,270)	(698)	(1,019)	(4,213)	(2,987)
Change in market value and other	4,993	1,094	6,045	7,272	(3,375)	3,517	3,369	12,132	3,511
Ending balance	$87,271	$83,212	$83,337	$79,352	$74,306	$78,951	$76,132	$87,271	$74,306
Fixed Income Funds
Beginning balance	$17,825	$17,201	$16,773	$15,941	$16,149	$16,399	$15,861	$16,773	$15,861
Sales	1,905	1,569	1,822	1,553	1,160	1,216	1,521	5,296	3,897
Redemptions	(1,150)	(1,080)	(1,497)	(1,692)	(1,127)	(1,468)	(1,372)	(3,727)	(3,967)
Net flows	755	489	325	(139)	33	(252)	149	1,569	(70)
Change in market value and other	767	135	103	971	(241)	2	389	1,005	150
Ending balance	$19,347	$17,825	$17,201	$16,773	$15,941	$16,149	$16,399	$19,347	$15,941
Multi-Strategy Investments Funds [1]
Beginning balance	$18,807	$19,268	$19,292	$18,573	$19,764	$19,941	$19,975	$19,292	$19,975
Sales	400	472	387	416	354	402	516	1,259	1,272
Redemptions	(902)	(930)	(954)	(1,134)	(968)	(918)	(892)	(2,786)	(2,778)
Net flows	(502)	(458)	(567)	(718)	(614)	(516)	(376)	(1,527)	(1,506)
Change in market value and other	1,120	(3)	543	1,437	(577)	339	342	1,660	104
Ending balance	$19,425	$18,807	$19,268	$19,292	$18,573	$19,764	$19,941	$19,425	$18,573
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$3,842	$3,753	$3,899	$3,362	$3,243	$3,036	$2,854	$3,899	$2,854
Net flows	256	103	(209)	120	222	210	67	150	499
Change in market value and other	225	(14)	63	417	(103)	(3)	115	274	9
Ending balance	$4,323	$3,842	$3,753	$3,899	$3,362	$3,243	$3,036	$4,323	$3,362
Mutual Fund and ETF AUM
Beginning balance	$123,686	$123,559	$119,316	$112,182	$118,107	$115,508	$112,472	$119,316	$112,472
Sales - mutual fund	5,669	5,653	5,637	5,046	4,610	5,065	6,239	16,959	15,914
Redemptions - mutual fund	(6,350)	(6,841)	(7,939)	(8,129)	(6,461)	(6,531)	(7,485)	(21,130)	(20,477)
Net flows - ETF	256	103	(209)	120	222	210	67	150	499
Net flows - mutual fund and ETF	(425)	(1,085)	(2,511)	(2,963)	(1,629)	(1,256)	(1,179)	(4,021)	(4,064)
Change in market value and other	7,105	1,212	6,754	10,097	(4,296)	3,855	4,215	15,071	3,774
Ending balance	130,366	123,686	123,559	119,316	112,182	118,107	115,508	130,366	112,182
Third-party life and annuity separate account AUM	12,073	11,832	12,083	11,709	11,011	11,799	11,672	12,073	11,011
Hartford Funds AUM	$142,439	$135,518	$135,642	$131,025	$123,193	$129,906	$127,180	$142,439	$123,193
[1]Includes balanced, allocation, and alternative investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Fee income [1]	$10	$10	$10	$9	$10	$11	$9	$30	$30
Other revenue	1	1	—	—	1	—	1	2	2
Net investment income	17	14	16	17	12	8	10	47	30
Net realized gains (losses)	14	8	9	19	(10)	11	6	31	7
Total revenues	42	33	35	45	13	30	26	110	69
Benefits, losses and loss adjustment expenses [2]	1	2	2	2	1	2	2	5	5
Insurance operating costs and other expenses [1] [3]	12	11	14	17	27	11	13	37	51
Interest expense	49	50	50	49	50	50	50	149	150
Restructuring and other costs	1	—	1	2	1	3	—	2	4
Total expenses	63	63	67	70	79	66	65	193	210
Loss before income taxes	(21)	(30)	(32)	(25)	(66)	(36)	(39)	(83)	(141)
Income tax benefit	(9)	(13)	(17)	(6)	(14)	(10)	(15)	(39)	(39)
Net loss	(12)	(17)	(15)	(19)	(52)	(26)	(24)	(44)	(102)
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net loss available to common stockholders	(18)	(22)	(20)	(24)	(58)	(31)	(29)	(60)	(118)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(13)	(10)	(9)	(19)	9	(10)	(6)	(32)	(7)
Restructuring and other costs, before tax	1	—	1	2	1	3	—	2	4
Income tax expense (benefit) [4]	4	—	3	5	(4)	3	—	7	(1)
Core loss	$(26)	$(32)	$(25)	$(36)	$(52)	$(35)	$(35)	$(83)	$(122)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Insurance operating costs and other expenses for the three and nine months ended September 30, 2023, includes a $14 capital-based state tax expense covering several years recorded in the 2023 period.
[4]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$533	$496	$483	$466	$433	$411	$395	$1,512	$1,239
Tax-exempt	37	41	43	44	47	49	50	121	146
Total fixed maturities	570	537	526	510	480	460	445	1,633	1,385
Equity securities	5	6	9	14	9	9	13	20	31
Mortgage loans	68	65	63	61	59	58	57	196	174
Limited partnerships and other alternative investments [2]	37	16	16	82	72	32	26	69	130
Other [3]	1	1	6	8	(1)	4	(2)	8	1
Subtotal	681	625	620	675	619	563	539	1,926	1,721
Investment expense	(22)	(23)	(27)	(22)	(22)	(23)	(24)	(72)	(69)
Total net investment income	$659	$602	$593	$653	$597	$540	$515	$1,854	$1,652
Annualized investment yield, before tax [4]	4.4%	4.1%	4.1%	4.5%	4.2%	3.9%	3.7%	4.2%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	3.0%	1.3%	1.3%	7.0%	6.3%	2.9%	2.5%	1.9%	4.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.5%	4.4%	4.3%	4.3%	4.1%	4.0%	3.8%	4.4%	3.9%
Annualized investment yield, net of tax [4]	3.5%	3.3%	3.3%	3.7%	3.4%	3.1%	3.0%	3.4%	3.2%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.6%	3.5%	3.5%	3.5%	3.3%	3.2%	3.0%	3.5%	3.2%
Average reinvestment rate [5]	5.5%	6.4%	6.1%	6.3%	6.0%	5.3%	5.8%	6.0%	5.7%
Average sales/maturities yield [6]	4.4%	4.9%	5.0%	4.8%	4.5%	4.1%	4.2%	4.7%	4.2%
Portfolio duration (in years) [7]	3.9	3.9	4.0	3.8	4.1	4.0	4.0	3.9	4.1
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$420	$389	$373	$359	$333	$316	$304	$1,182	$953
Tax-exempt	28	29	32	33	34	37	37	89	108
Total fixed maturities	448	418	405	392	367	353	341	1,271	1,061
Equity securities	3	3	6	6	6	7	9	12	22
Mortgage loans	51	49	46	45	43	42	41	146	126
Limited partnerships and other alternative investments [2]	31	16	15	71	60	26	21	62	107
Other [3]	2	2	8	9	—	5	(2)	12	3
Subtotal	535	488	480	523	476	433	410	1,503	1,319
Investment expense	(17)	(17)	(21)	(18)	(16)	(18)	(18)	(55)	(52)
Total net investment income	$518	$471	$459	$505	$460	$415	$392	$1,448	$1,267
Annualized investment yield, before tax [4]	4.5%	4.2%	4.1%	4.6%	4.3%	3.9%	3.6%	4.2%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	3.2%	1.6%	1.6%	7.7%	6.7%	3.0%	2.5%	2.2%	4.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.6%	4.4%	4.3%	4.3%	4.0%	4.0%	3.7%	4.4%	3.9%
Annualized investment yield, net of tax [4]	3.6%	3.4%	3.3%	3.7%	3.5%	3.1%	3.0%	3.4%	3.2%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.7%	3.5%	3.5%	3.5%	3.2%	3.2%	3.0%	3.6%	3.2%
Average reinvestment rate [5]	5.5%	6.4%	6.1%	6.3%	6.0%	5.3%	5.8%	6.0%	5.7%
Average sales/maturities yield [6]	4.5%	4.9%	4.9%	4.9%	4.5%	4.1%	4.2%	4.8%	4.2%
Portfolio duration (in years) [7]	3.7	3.8	3.8	3.6	3.9	3.8	3.9	3.7	3.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$94	$92	$93	$92	$86	$85	$81	$279	$252
Tax-exempt	7	10	10	10	10	11	12	27	33
Total fixed maturities	101	102	103	102	96	96	93	306	285
Equity securities	1	1	1	1	3	1	2	3	6
Mortgage loans	17	16	17	16	16	16	16	50	48
Limited partnerships and other alternative investments [2]	6	—	1	11	12	6	5	7	23
Other [3]	(1)	(1)	(2)	(1)	—	(1)	—	(4)	(1)
Subtotal	124	118	120	129	127	118	116	362	361
Investment expense	(5)	(6)	(6)	(4)	(6)	(5)	(6)	(17)	(17)
Total net investment income	$119	$112	$114	$125	$121	$113	$110	$345	$344
Annualized investment yield, before tax [4]	4.1%	3.9%	3.9%	4.2%	4.1%	3.9%	3.8%	3.9%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	2.3%	—%	0.4%	4.4%	4.8%	2.5%	2.5%	0.9%	3.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.3%	4.3%	4.2%	4.2%	4.1%	4.0%	3.9%	4.2%	4.0%
Annualized investment yield, net of tax [4]	3.3%	3.1%	3.1%	3.4%	3.3%	3.1%	3.0%	3.2%	3.2%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.4%	3.4%	3.4%	3.4%	3.3%	3.2%	3.1%	3.4%	3.2%
Average reinvestment rate [5]	5.9%	6.6%	6.4%	6.2%	5.9%	5.3%	6.0%	6.3%	5.7%
Average sales/maturities yield [6]	4.3%	4.8%	5.2%	4.6%	4.8%	4.3%	4.4%	4.7%	4.5%
Portfolio duration (in years) [7]	5.0	4.9	5.1	4.9	5.1	4.9	4.8	5.0	5.1
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Investment Income
Commercial Lines	$442	$402	$391	$435	$395	$364	$338	$1,235	$1,097
Personal Lines	58	50	50	52	47	34	38	158	119
P&C Other Operations	18	19	18	18	18	17	16	55	51
Total Property & Casualty	518	471	459	505	460	415	392	1,448	1,267
Group Benefits	119	112	114	125	121	113	110	345	344
Hartford Funds	5	5	4	6	4	4	3	14	11
Corporate	17	14	16	17	12	8	10	47	30
Total net investment income by segment	$659	$602	$593	$653	$597	$540	$515	$1,854	$1,652

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income from Limited Partnerships and Other Alternative Investments	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Total Property & Casualty	$31	$16	$15	$71	$60	$26	$21	$62	$107
Group Benefits	6	—	1	11	12	6	5	7	23
Total net investment income from limited partnerships and other alternative investments [1]	$37	$16	$16	$82	$72	$32	$26	$69	$130
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$12	$6	$5	$4	$6	$3	$17	$23	$26
Gross losses on sales of fixed maturities	(62)	(75)	(11)	(62)	(27)	(21)	(39)	(148)	(87)
Equity securities [1]	27	14	35	46	(13)	10	35	76	32
Net credit losses on fixed maturities, AFS	—	(1)	(1)	(1)	(5)	(3)	(5)	(2)	(13)
Change in ACL on mortgage loans	—	—	3	(5)	(5)	(5)	—	3	(10)
Other net gains (losses) [2]	10	(3)	(3)	(9)	(46)	(48)	(15)	4	(109)
Total net realized gains (losses)	(13)	(59)	28	(27)	(90)	(64)	(7)	(44)	(161)
Net realized losses (gains), included in core earnings, before tax [3]	1	1	2	11	14	11	—	4	25
Total net gains (losses) excluded from core earnings, before tax	(12)	(58)	30	(16)	(76)	(53)	(7)	(40)	(136)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	4	12	(7)	5	15	10	3	9	28
Total net realized gains (losses) excluded from core earnings, after tax	$(8)	$(46)	$23	$(11)	$(61)	$(43)	$(4)	$(31)	$(108)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$59,350	100.0%	$56,890	100.0%	$56,107	100.0%	$55,922	100.0%	$53,320	100.0%
Asset-backed securities	$3,512	8.2%	$3,014	7.4%	$3,499	8.5%	$3,320	8.3%	$3,130	8.2%
Collateralized loan obligations	3,563	8.3%	3,514	8.6%	3,168	7.8%	3,090	7.8%	3,043	8.0%
Commercial mortgage-backed securities	2,857	6.7%	2,942	7.2%	3,050	7.4%	3,125	7.8%	3,124	8.2%
Corporate	20,558	48.0%	19,493	47.8%	18,657	45.7%	17,866	44.9%	16,651	43.9%
Foreign government/government agencies	541	1.3%	546	1.3%	548	1.3%	562	1.4%	567	1.5%
Municipal	5,654	13.2%	5,294	13.0%	5,941	14.6%	6,039	15.2%	5,686	15.0%
Residential mortgage-backed securities	5,123	12.0%	4,787	11.7%	4,473	11.0%	4,287	10.8%	3,827	10.1%
U.S. Treasuries	985	2.3%	1,224	3.0%	1,504	3.7%	1,529	3.8%	1,934	5.1%
Total fixed maturities, AFS [2]	$42,793	100.0%	$40,814	100.0%	$40,840	100.0%	$39,818	100.0%	$37,962	100.0%
U.S. government/government agencies	$4,815	11.2%	$4,770	11.7%	$4,846	11.9%	$4,776	12.0%	$4,747	12.5%
AAA	7,127	16.7%	6,413	15.7%	6,838	16.7%	7,055	17.7%	6,733	17.8%
AA	7,713	18.0%	7,283	17.8%	7,578	18.5%	7,270	18.3%	6,959	18.3%
A	10,994	25.7%	10,785	26.4%	10,488	25.7%	9,828	24.7%	9,273	24.4%
BBB	9,677	22.6%	9,204	22.6%	9,264	22.7%	9,198	23.1%	8,561	22.6%
BB	1,768	4.2%	1,649	4.1%	1,234	3.0%	1,139	2.9%	1,115	2.9%
B	693	1.6%	701	1.7%	580	1.5%	539	1.3%	565	1.5%
CCC	5	—%	8	—%	11	—%	12	—%	8	—%
CC & below	1	—%	1	—%	1	—%	1	—%	1	—%
Total fixed maturities, AFS [2]	$42,793	100.0%	$40,814	100.0%	$40,840	100.0%	$39,818	100.0%	$37,962	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2024

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$6,106	$6,015	10.1%
Technology and communications	2,773	2,728	4.6%
Consumer non-cyclical	2,593	2,568	4.3%
Utilities	2,488	2,421	4.1%
Capital goods	1,690	1,686	2.9%
Consumer cyclical	1,617	1,613	2.7%
Energy	1,497	1,490	2.5%
Basic industry	1,082	1,076	1.8%
Transportation	896	869	1.5%
Other	742	726	1.2%
Total	$21,484	$21,192	35.7%
Top Ten Exposures by Issuer [1]
NextEra Energy Inc.	$228	$223	0.4%
Morgan Stanley	204	201	0.3%
Toronto Dominion Bank	194	188	0.3%
Hyundai Motor Company	193	186	0.3%
NBN Co Limited	170	171	0.3%
Penske Corporation	170	171	0.3%
Goldman Sachs Group Inc.	182	170	0.3%
Eversource Energy	167	169	0.3%
Government of Canada	160	161	0.3%
SPCC Funding I LLC	156	156	0.2%
Total	$1,824	$1,796	3.0%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reportable segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reportable segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock, accident and health, and reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 95% of the Company's asbestos and environmental exposures, before considering losses ceded to the A&E ADC.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reportable segments. Corporate also includes investment management fees and expenses related to managing third-party assets.
Certain operating and statistical measures for P&C Commercial Lines and Personal Lines have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Commercial Lines represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•Policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•Effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle and large commercial, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies-in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in force is a growth measure used for Personal Lines as well as small commercial within Commercial Lines and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.

The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.

Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.
BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Income available to common stockholders per share	$2.60	$2.48	$2.51	$2.55	$2.12	$1.75	$1.69	$7.59	$5.55
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.04	0.20	(0.10)	0.05	0.25	0.17	0.02	0.14	0.44
Restructuring and other costs, before tax	—	—	—	0.01	—	0.01	—	0.01	0.01
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Change in deferred gain on retroactive reinsurance, before tax	(0.09)	(0.13)	(0.08)	0.65	—	—	—	(0.29)	—
Income tax expense (benefit) on items excluded from core earnings	0.01	(0.02)	0.04	(0.16)	(0.06)	(0.04)	(0.01)	0.01	(0.10)
Core earnings per share	$2.57	$2.54	$2.38	$3.11	$2.32	$1.90	$1.71	$7.48	$5.92
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net Income available to common stockholders per diluted share	$2.56	$2.44	$2.47	$2.51	$2.09	$1.73	$1.66	$7.47	$5.48
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.04	0.19	(0.10)	0.05	0.25	0.17	0.02	0.13	0.43
Restructuring and other costs, before tax	—	—	—	0.01	—	0.01	—	0.01	0.01
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Change in deferred gain on retroactive reinsurance, before tax	(0.09)	(0.12)	(0.08)	0.64	—	—	—	(0.29)	—
Income tax expense (benefit) on items excluded from core earnings	0.01	(0.02)	0.04	(0.16)	(0.06)	(0.04)	(0.01)	0.03	(0.10)
Core earnings per diluted share	$2.53	$2.50	$2.34	$3.06	$2.29	$1.88	$1.68	$7.37	$5.84
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income ROE	20.0%	19.8%	18.5%	17.5%	17.7%	14.4%	12.8%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses excluded from core earnings, before tax	0.4%	0.8%	0.8%	1.1%	0.9%	1.5%	3.3%
Restructuring and other costs, before tax	—%	—%	—%	—%	0.1%	0.1%	0.1%
Loss on extinguishment of debt, before tax	—%	—%	—%	—%	—%	—%	0.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	0.7%	0.9%	1.2%	1.4%	1.8%	1.7%	1.5%
Income tax benefit on items not included in core earnings	(0.2%)	(0.4%)	(0.4%)	(0.5%)	(0.6%)	(0.8%)	(1.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(3.6%)	(3.8%)	(3.6%)	(3.8%)	(5.1%)	(3.4%)	(2.5%)
Core earnings ROE	17.4%	17.4%	16.6%	15.8%	14.9%	13.6%	14.3%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.

Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income	$569	$540	$615	$567	$516	$407	$426	$1,724	$1,349
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(518)	(471)	(459)	(505)	(460)	(415)	(392)	(1,448)	(1,267)
Net realized losses (gains)	34	61	(13)	54	45	57	23	82	125
Net servicing and other income	—	(5)	(2)	(2)	(5)	(7)	(6)	(7)	(18)
Income tax expense	143	129	138	129	127	95	100	410	322
Underwriting gain	228	254	279	243	223	137	151	761	511
Current accident year catastrophes	247	280	161	81	184	226	185	688	595
Prior accident year development	(50)	(115)	(56)	92	(43)	(39)	—	(221)	(82)
Underlying underwriting gain	$425	$419	$384	$416	$364	$324	$336	$1,228	$1,024
COMMERCIAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income	$528	$540	$573	$687	$519	$458	$421	$1,641	$1,398
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(442)	(402)	(391)	(435)	(395)	(364)	(338)	(1,235)	(1,097)
Net realized losses (gains)	32	50	(12)	48	38	51	19	70	108
Other expense (income)	1	1	2	3	(2)	—	—	4	(2)
Income tax expense	134	130	129	163	130	109	100	393	339
Underwriting gain	253	319	301	466	290	254	202	873	746
Current accident year catastrophes	155	155	109	60	115	123	138	419	376
Prior accident year development	(36)	(81)	(56)	(118)	(46)	(38)	(23)	(173)	(107)
Underlying underwriting gain	$372	$393	$354	$408	$359	$339	$317	$1,119	$1,015

PERSONAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income (loss)	$31	$(11)	$34	$34	$(12)	$(60)	$(1)	$54	$(73)
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(58)	(50)	(50)	(52)	(47)	(34)	(38)	(158)	(119)
Net realized losses (gains)	2	8	(1)	5	5	5	1	9	11
Net servicing and other income	(5)	(6)	(4)	(5)	(3)	(7)	(6)	(15)	(16)
Income tax expense (benefit)	8	(4)	8	8	(5)	(17)	(1)	12	(23)
Underwriting loss	(22)	(63)	(13)	(10)	(62)	(113)	(45)	(98)	(220)
Current accident year catastrophes	92	125	52	21	69	103	47	269	219
Prior accident year development	(14)	(34)	(7)	(7)	1	(3)	20	(55)	18
Underlying underwriting gain (loss)	$56	$28	$32	$4	$8	$(13)	$22	$116	$17
P&C OTHER OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income (loss)	$10	$11	$8	$(154)	$9	$9	$6	$29	$24
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(18)	(19)	(18)	(18)	(18)	(17)	(16)	(55)	(51)
Net realized losses	—	3	—	1	2	1	3	3	6
Other expense	4	—	—	—	—	—	—	4	—
Income tax expense (benefit)	1	3	1	(42)	2	3	1	5	6
Underwriting loss	(3)	(2)	(9)	(213)	(5)	(4)	(6)	(14)	(15)
Prior accident year development	—	—	7	217	2	2	3	7	7
Underlying underwriting gain (loss)	$(3)	$(2)	$(2)	$4	$(3)	$(2)	$(3)	$(7)	$(8)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Net income margin	8.8%	9.7%	6.2%	9.9%	8.5%	7.0%	5.3%	8.2%	6.9%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	(0.1%)	0.4%	(0.1%)	(0.1%)	1.5%	0.8%	(0.3%)	0.2%	0.8%
Integration and other non-recurring M&A costs, before tax	—%	—%	—%	0.1%	0.1%	—%	0.1%	—%	0.1%
Income tax expense (benefit)	—%	(0.1%)	—%	(0.1%)	(0.3%)	(0.2%)	0.1%	(0.1%)	(0.2%)
Core earnings margin	8.7%	10.0%	6.1%	9.8%	9.8%	7.6%	5.2%	8.3%	7.6%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Return on Assets ("ROA")	15.7	13.1	13.7	15.1	12.7	14.1	12.9	14.2	13.2
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(2.1)	(0.9)	(1.5)	(2.6)	1.3	(0.3)	(1.6)	(1.5)	(0.2)
Effect of income tax expense	—	0.6	0.3	—	—	—	0.3	0.3	0.1
Return on Assets ("ROA"), core earnings	13.6	12.8	12.5	12.5	14.0	13.8	11.6	13.0	13.1

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Total net investment income	$659	$602	$593	$653	$597	$540	$515	$1,854	$1,652
Adjustment for income from limited partnerships and other alternative investments	(37)	(16)	(16)	(82)	(72)	(32)	(26)	(69)	(130)
Net investment income excluding limited partnerships and other alternative investments	$622	$586	$577	$571	$525	$508	$489	$1,785	$1,522
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Total net investment income	$518	$471	$459	$505	$460	$415	$392	$1,448	$1,267
Adjustment for income from limited partnerships and other alternative investments	(31)	(16)	(15)	(71)	(60)	(26)	(21)	(62)	(107)
Net investment income excluding limited partnerships and other alternative investments	$487	$455	$444	$434	$400	$389	$371	$1,386	$1,160
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Total net investment income	$119	$112	$114	$125	$121	$113	$110	$345	$344
Adjustment for income from limited partnerships and other alternative investments	(6)	—	(1)	(11)	(12)	(6)	(5)	(7)	(23)
Net investment income excluding limited partnerships and other alternative investments	$113	$112	$113	$114	$109	$107	$105	$338	$321

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Annualized investment yield	4.4%	4.1%	4.1%	4.5%	4.2%	3.9%	3.7%	4.2%	3.9%
Adjustment for income from limited partnerships and other alternative investments	0.1%	0.3%	0.2%	(0.2%)	(0.1%)	0.1%	0.1%	0.2%	—%
Annualized investment yield excluding limited partnerships and other alternative investments	4.5%	4.4%	4.3%	4.3%	4.1%	4.0%	3.8%	4.4%	3.9%
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Annualized investment yield	4.5%	4.2%	4.1%	4.6%	4.3%	3.9%	3.6%	4.2%	3.9%
Adjustment for income from limited partnerships and other alternative investments	0.1%	0.2%	0.2%	(0.3%)	(0.3%)	0.1%	0.1%	0.2%	—%
Annualized investment yield excluding limited partnerships and other alternative investments	4.6%	4.4%	4.3%	4.3%	4.0%	4.0%	3.7%	4.4%	3.9%
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023	Sept 30 2024	Sept 30 2023
Annualized investment yield	4.1%	3.9%	3.9%	4.2%	4.1%	3.9%	3.8%	3.9%	3.9%
Adjustment for income from limited partnerships and other alternative investments	0.2%	0.4%	0.3%	—%	—%	0.1%	0.1%	0.3%	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.3%	4.3%	4.2%	4.2%	4.1%	4.0%	3.9%	4.2%	4.0%